SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 29, 2009 (May 27, 2009)

CTS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Registrants' Telephone Number, Including Area Code:     (574) 523-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2009, the Board of Directors of CTS Corporation (the "Company") appointed Vinod M. Khilnani, 56, as Chairman of the Board.  Mr. Khilnani was elected President and appointed Chief Executive Officer of the Company, effective July 2, 2007, which titles he retains.  He joined the Company in May 2001 as Senior Vice President and Chief Financial Officer and has been a director of the Company since 2007. CTS officers do not receive any additional compensation for service on the Board of Directors.

On May 27, 2009, the Board of Directors also designated Roger R. Hemminghaus, 72, to serve as Lead Director.  Mr. Hemminghaus has served as a director of the Company since 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        CTS CORPORATION

                                              /s/ Richard G. Cutter
       By:         Richard G. Cutter
      Vice President, Secretary
      and General Counsel

Date:  May 29, 2009